EXHIBIT 99.4

                           Military Resale Group, Inc.
                              2180 Executive Circle
                        Colorado Springs, Colorado 08906


                                November 4, 2002


Via  EDGAR
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Re: Military Resale Group, Inc. Quarterly Report on Form 10-QSB/A for the period ended March 31, 2002

Ladies  and  Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                   Very  truly  yours,

                                   Military  Resale  Group,  Inc.

                                   By:     /s/   Ethan  D.  Hokit
                                           ---------------------
                                           Name: Ethan  D.  Hokit
                                          Title: President
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